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                                                     [LOGO]            Investing
                                                     EATON VANCE       for the
                                                     --------------    21st
                                                       MUTUAL FUNDS    Century
                             Investment Adviser of
                          Tax-Managed Growth Portfolio
                         Boston Management and Research
                      24 Federal Street, Boston, MA 02110

                                Administrator of
                       Ev Classic Tax-Managed Growth Fund
                             Eaton Vance Management
                      24 Federal Street, Boston, MA 02110

                             Principal Underwriter
                         Eaton Vance Distributors, Inc.
                      24 Federal Street, Boston, MA 02110
                                 (617) 482-8260

                                   Custodian
                         Investors Bank & Trust Company
                         89 South Street, P.O. Box 1537
                             Boston, MA 02205-1537

                                 Transfer Agent
                       First Data Investor Services Group
                            Attn: Eaton Vance Funds
                                 P.O. Box 5123
                           Westborough, MA 01581-5123

                              Independent Auditors
                             Deloitte & Touche LLP
                               125 Summer Street
                                Boston, MA 02110

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This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
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                                                                   C-TMGSA-12/96



                                   EV Classic
                                  Tax-Managed
                                  Growth Fund

                        -------------------------------
                           Annual Shareholder Report
                                October 31, 1996
                        -------------------------------



                       EV Classic Tax-Managed Growth Fund
                               24 Federal Street
                                Boston, MA 02110

                                To Shareholders

For the fiscal year ended October 31, 1996, EV Classic Tax-Managed Growth Fund had a total return of 7.8%. This return, which does not include the maximum 1% contingent deferred sales charge (CDSC), resulted from an increase in net asset value to $10.78 per share on October 31, 1996, from $10.00 per share on August 2, 1996, the date of the Fund's inception. By comparison, the S&P 500 Index, an unmanaged index of large capitalization stocks traded in the U.S., had a total return of 7.1% during the same period.*

THE U.S. ECONOMY IN 1996 HAS REMAINED STRONG, BUT SHOWS NO SIGNS YET OF OVERHEATING...
After slowing somewhat at the end of 1995, the U.S. economy has shown solid growth in 1996. Gross domestic product - the official indicator of economic growth calculated by the U.S. Department of Commerce - grew by 2.0% in the first quarter of 1996, shot up to 4.7% in the second quarter, and is expected to exceed 3.0% for the year as a whole. Inflation, meanwhile, remains subdued. The "core rate" of inflation, as measured by the Consumer Price Index (CPI) excluding food and energy prices, declined 0.3% in October, and the overall inflation rate as measured by the CPI is expected to remain at 3.0% for 1996, where it has been for over four years.

IN RESPONSE, THE STOCK MARKET CONTINUES ITS UPWARD SURGE...
In mid-October, 1996, the Dow Jones Industrial Average broke through the 6,000 mark for the first time. Many of the worrisome excesses seen in the market earlier in the year, including sky-high valuations of Internet stocks and an oversaturation of initial public offerings (IPOs), were worked out when the market corrected in July. Since then, name brand, blue chip stocks, such as those in which this Fund invests, have led the market's advance.

THE TAX-MANAGED GROWTH PORTFOLIO: MAXIMIZING AFTER-TAX SHAREHOLDER RETURNS... While past performance is no guarantee of future returns, the EV Classic Tax-Managed Growth Fund has delivered solid returns with a minimum of taxable shareholder distributions. As the market continues to head into uncharted waters, it will undoubtedly experience some volatility. The case for investing in a professionally managed, diversified portfolio of well established growth companies remains strong. As the tax burden of our citizens is still extraordinarily high, a tax-managed portfolio such as this one provides a viable way for investors to maximize the return on their investments.

                  Sincerely,

[Photo of         /s/ James B. Hawkes
James B Hawkes]
                  James B. Hawkes
                  President
                  December 3, 1996

*It is not possible to invest directly in the S&P 500 Index.

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Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
----------------------------------------------------------------------------

                               Management Report

An interview with Duncan Richardson, Vice
President and Portfolio Manager of the Tax-Managed
Growth Portfolio.

Q. DUNCAN, HOW WOULD YOU CHARACTERIZE THE STOCK MARKET DURING THE PAST SEVEN MONTHS?

A. There was a great deal of enthusiasm in the stock market around the middle of May, during which time there was a peak in the S&P 500 Index and among the smaller, more volatile, stocks. The market corrected severely in July, bringing the Dow Jones Industrial Average down 11%, and the smaller capitalization Nasdaq Index down roughly 20%. The market recovered quickly from the July correction, but the recovery has not been broadly based. The types of stocks which have performed better recently have been the larger, high-quality companies in which this Fund invests. Going forward, it appears that this trend will continue: the higher quality stocks should continue to do well, but their performance will be based more on their ability to deliver earnings than ever before. Those companies whose earnings disappoint will undoubtedly see sharp declines in their stock prices.

Q. ARE YOU CONCERNED ABOUT THE RELATIVELY HIGH PRICE-TO-EARNINGS RATIOS IN THE CURRENT MARKET?

A. Stock valuations are indeed at historical highs, as indicated by the high average price/earnings (P/E) ratio of the S&P 500 Index, but I am willing to hold higher P/E stocks as long as their earnings continue to grow strongly. Movements in equity prices are typically correlated with interest rate movements. I have some concern that the stock market has appreciated substantially this year while long-term rates remain higher than they were in January. This suggests an expectation in the market for lower interest rates, which may or may not develop. We continue to focus on earnings of specific companies which we feel we can predict better than interest rate movements.

[Photo of Duncan Richardson]

DUNCAN RICHARDSON

Q. ARE YOU PLEASED WITH THE CURRENT HOLDINGS IN THE FUND?

A. Yes. Our top 20 holdings represent a diverse sampling of high-quality, blue chip stocks. Opportunistically, we have been adding holdings in stocks whose prices have been driven down by earnings aberrations but which continue to have solid prospects for long-term growth. The long-term horizon of the Fund allows it to benefit from the increasing volatility seen in specific stocks and sectors. We hope to accumulate positions at more advantageous prices than the many momentum and short-term participants in the market. The Fund is almost fully invested, and our goal is to keep it that way.

Q. WHAT TECHNIQUES HAVE YOU EMPLOYED THUS FAR TO MINIMIZE THE TAX CONSEQUENCES FOR THIS FUND'S INVESTORS?

A. We use every means at our disposal to avoid having taxable distributions to shareholders. That starts with investing in high-quality growth stocks and staying with them for a sustained period of several years. Growth stocks also tend to pay lower dividends, which further reduces the need to have taxable distributions. To the extent that we do realize gains, we try to offset them with losses taken elsewhere in the Fund.

Q. CAN YOU PROVIDE AN EXAMPLE OF A RECENT SUCCESS STORY IN THE FUND?

A. Absolutely - there are several. Duracell is a fairly large position in the Portfolio and will be acquired by Gillette in a stock transaction. Duracell is the type of company that I like to buy for this Portfolio because the company has a global consumer franchise and the price had declined due to short-term earnings disappointments. We were opportunistic and bought the stock at these lower prices. In a turn of good fortune, Gillette announced their acquisition shortly thereafter. This is a double-win for the shareholders because the Fund benefits from a significant increase in value which has no tax consequence since Duracell will be acquired with Gillette stock, rather than cash.

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             A CONTINUING EMPHASIS ON
          ABOVE-AVERAGE EARNINGS GROWTH...

        THE PORTFOLIO'S 10 LARGEST HOLDINGS*

Company                         Business

Intel Corp. ................    Electrical - Semiconductors
PepsiCo, Inc. ..............    Beverages
Coca-Cola Co. ..............    Beverages
Pfizer, Inc. ...............    Drugs & Medical
Reuters Holdings PLC, ADR ..    Information Services
American Int'l. Group, Inc.     Insurance
Johnson & Johnson ..........    Medical Products
Hewlett-Packard Co. ........    Computer & Business Equipment
Astra AB - Series A ........    Drugs & Medical
Merck & Co., Inc. ..........    Drugs & Medical

*The 10 holdings above represented 27.4% of the Portfolio's investments at October 31, 1996. Due to active management, portfolio holdings and sector breakdown are subject to change.

      WITH A DIVERSIFIED REPRESENTATION
           OF ECONOMIC SECTORS...

       PORTFOLIO SECTOR BREAKDOWN*

Health Care .....................   17.30%
Technology ......................   15.32%
Business Products & Services ....   14.82%
Consumer Non-Durables ...........   12.69%
Financial .......................   10.43%
Energy ..........................    7.83%
Capital Goods ...................    7.19%
Media & Leisure .................    4.37%
Basic Materials .................    4.07%
Retail ..........................    3.88%
Cash & Other ....................    2.10%

      *by market value as of 10/31/96

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Q. WHAT ARE SOME OTHER COMPANIES THAT REPRESENT GOOD LONG-TERM PROSPECTS?

A. Boeing is a good long-term stock in which we have been increasing our holdings over the last seven months on price pull-backs. It is currently benefiting from a favorable multi-decade cycle, and is yet another example of a high-quality core holding. Home Depot is also an example of a stock which we feel comfortable accumulating at current prices. Its price peaked a number of years ago, and its earnings have since caught up with the price, creating a very positive risk/reward situation. Demographic and housing trends are working in their favor, and the company is still expanding with new stores so we are very bullish on their growth prospects.

Q. THE FUND REMAINS HEAVILY INVESTED IN HEALTH CARE STOCKS. WHAT IS THE OUTLOOK FOR THIS INDUSTRY IN 1997?

A. Much of this Fund's health care sector is composed of pharmaceutical stocks, such as Merck & Co., Pfizer, Inc., and Johnson & Johnson, and the sector has grown since the last shareholder report primarily due to price appreciation. These companies are good long-term investments because they have strong, predictable earnings with solid global opportunities. They should continue to do well next year and beyond. Our percentage in this sector is roughly the same as that of the S&P 500, so we are not really overweighted. These stocks continue to provide what I think is desirable for this Fund: consistent earnings growth from well-positioned companies in growth industries.

Q. HOW DOES THE PORTFOLIO MEET REDEMPTIONS BY FUNDS THAT HAVE CONTRIBUTED SECURITIES?

A. A Fund that invests in the Portfolio through the contribution of securities has the right to receive those securities to meet its redemptions, if those securities are at that time held in the Portfolio. Moreover, those securities will not be distributed to any other redeeming Fund until they have been held in the Portfolio for at least five years. This policy reduces flexibility in selecting particular securities used to meet in-kind redemptions, but the Trustees of the Portfolio believe that this potential disadvantage is outweighed by the potential advantages derived from attracting contributions of securities to the Portfolio that would not be made in the absence of this policy.

Q. FOR WHICH INVESTOR PROFILE(S) WOULD THIS FUND BE BEST SUITED?

A. This Fund is appropriate for a wide variety of investment needs. Examples might include: saving for college education; an alternative to a variable annuity or UGMA investment; or simply dollar-cost averaging in order to gradually increase exposure to the equity market. The low turnover management style gives shareholders a decided advantage because, with minimum distributions, the after-tax returns of this Fund will be very close to the pre-tax returns. Most equity investment vehicles in the marketplace make no effort to be tax-efficient. The Fund is a great vehicle for any taxable investors who seek high-quality U.S. equity exposure, as well as for those that want more control over the timing of their capital gains and/or losses.

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COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (INCLUDING SALES CHARGE)
IN EV CLASSIC TAX-MANAGED GROWTH FUND, AND THE STANDARD & POOR'S 500 INDEX

From August 31, 1996, through October 31, 1996

CUMULATIVE TOTAL RETURNS       Life of Fund*      Value of Investment at 10/31
Including CDSC                    6.8%                    $10,756
Without CDSC                      7.8%                    $10,856

EV CLASSIC TAX-MANAGED GROWTH FUND VS
STANDARD & POOR'S 500 INDEX

Date               Fund           Fund w/ CDSC          S&P
 8/31/96+         $10,000             N/A             $10,000
 9/30/96          $10,584             N/A             $10,562
10/31/96          $10,856           $10,756           $10,857

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 8/2/96. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.
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THE FUND'S PERFORMANCE

In accordance with guidelines issued by the Securities and Exchange Commission, the above chart compares the Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Standard & Poors 500 Index.

TOTAL RETURN FIGURES

The yellow line on the chart represents the Fund's performance at net asset value. The Fund's total return figure reflects Fund expenses and transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The second dollar figure for the Fund, in yellow italics, reflects the Fund's maximum applicable contingent deferred sales charge (CDSC) of 1% that is deducted for redemptions made within the first 12 months of purchase.

The black line represents the performance of the Standard & Poor's 500 Index, a broad-based, widely recognized unmanaged index of 500 large capitalization common stocks traded in the U.S. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Index.

                       ---------------------------------
                       EV CLASSIC TAX-MANAGED GROWTH FUND
                              FINANCIAL STATEMENTS

                       STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                                October 31, 1996
------------------------------------------------------------------------------
ASSETS:
  Investment in Tax-Managed Growth Portfolio (Portfolio), at
    value (Note 1A) (Identified cost, $10,363,626)               $10,779,407
  Receivable for Fund shares sold                                     75,315
  Deferred organization expenses (Note 1D)                            32,335
                                                                 -----------
      Total assets                                               $10,887,057
LIABILITIES:
  Payable for Fund shares redeemed                      $34,656
  Accrued organization expense                           23,518
  Accrued expenses                                       12,700
                                                        -------
      Total liabilities                                               70,874
                                                                 -----------
NET ASSETS for 1,003,747 shares of beneficial interest
  outstanding                                                    $10,816,183
                                                                 ===========
SOURCES OF NET ASSETS:
  Paid-in capital                                                $10,406,161
  Accumulated net realized loss from Portfolio
    (computed on the basis of identified cost)                       (5,759)
  Unrealized appreciation from Portfolio (computed on
    the basis of identified cost)                                    415,781
                                                                 -----------
      Total                                                      $10,816,183
                                                                 ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  (NOTE 6) ($10,816,183 / 1,003,747 shares of beneficial
     interest outstanding)                                          $10.78
                                                                    ======

                        See notes to financial statements

                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the period from the start of business, August 2, 1996, to October 31, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Dividend income allocated from Portfolio (net of
    foreign taxes withheld, $41)                                     $ 14,902
  Interest income allocated from Portfolio                              1,487
  Expenses allocated from Portfolio                                    (7,752)
                                                                     --------
        Net investment income allocated from Portfolio               $  8,637
  Expenses --
    Distribution fees (Note 5)                            $ 12,241
    Registration fees                                        3,560
    Amortization of organization expenses (Note 1D)          1,686
    Printing and postage                                       940
    Transfer and dividend disbursing agent fees                239
    Legal and accounting services                              200
    Miscellaneous                                              301
                                                          --------
        Total expenses                                                 19,167
                                                                     --------
          Net investment loss                                        $(10,530)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from Portfolio (identified cost
    basis)                                                $ (5,759)
  Unrealized appreciation of investments                   415,781
                                                          --------
        Net realized and unrealized gain                              410,022
                                                                     --------
          Net increase in net assets from operations                 $399,492
                                                                     ========

                        See notes to financial statements

                       STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
For the period from the start of business, August 2, 1996, to October 31, 1996
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment loss                                           $   (10,530)
    Net realized loss on investments                                   (5,759)
    Unrealized appreciation of investments                            415,781
                                                                  -----------
      Net increase in net assets from operations                  $   399,492
                                                                  -----------
  Transactions in shares of beneficial interest (Note 4) --
    Proceeds from sale of shares                                  $11,069,340
    Cost of shares redeemed                                          (652,659)
                                                                  -----------
  Net increase from Fund share transactions                       $10,416,681
                                                                  -----------
      Net increase in net assets                                  $10,816,173
NET ASSETS:
  At beginning of period                                                   10
                                                                  -----------
  At end of period                                                $10,816,183
                                                                  ===========

                        See notes to financial statements

                              FINANCIAL HIGHLIGHTS
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For the period from the start of business, August 2, 1996, to October 31, 1996
------------------------------------------------------------------------------
NET ASSET VALUE, beginning of period                            $ 10.000
                                                                --------
INCOME FROM OPERATIONS:
    Net investment loss                                         $ (0.010)
    Net realized and unrealized gain on investments                0.790
                                                                --------
      Total income  from operations                             $  0.780
                                                                --------
NET ASSET VALUE, end of period                                  $ 10.780
                                                                ========
TOTAL RETURN(1)                                                    7.80%

RATIOS/SUPPLEMENTAL DATA:
  Ratio of net expenses to average net assets(2)                   2.15% +
  Ratio of net investment income to average net assets            (0.84%)+
  Net assets, end of period (000's omitted)                     $ 10,816

  + Annualized.
(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
(2) Includes the Fund's share of Tax-Managed Growth Portfolio's allocated expenses.

                        See notes to financial statements

                       ---------------------------------
                          NOTES TO FINANCIAL STATEMENTS

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(1) SIGNIFICANT ACCOUNTING POLICIES
EV Classic Tax-Managed Growth Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in interests in Tax-Managed Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (1.2% at October 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATION -- Valuation of the securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover of $8,841 which will reduce taxable income arising from future net realized gains, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2004.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

E. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT), serves as custodian of the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund or the Portfolio maintain with IBT. All significant credit balances used to reduce the Fund's custodian fees are reflected as a reduction of operating expenses in the Statement of Operations.

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(2) DISTRIBUTIONS TO SHAREHOLDERS
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any.

  Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the net asset value per share as of the close of business on the record date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the period ended October 31, 1996, $10,530 was reclassified from accumulated net investment loss to paid-in capital due to permanent differences between book and tax accounting for net operating loss carryovers. Net investment loss and net assets were not affected by these reclassifications.

------------------------------------------------------------------------------
(3) TRANSACTIONS WITH AFFILIATES
Eaton Vance Management (EVM) serves as the administrator of the Fund but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM as its investment adviser. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Certain officers and Trustees of the Fund and the Portfolio are officers and directors/trustees of the above organization (Note 5).

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(4) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares for the period from the start of business, August 2, 1996, to October 31, 1996 were as follows:

  Sales                                                             1,066,787
  Redemptions                                                         (63,040)
                                                                    ---------
      Net increase                                                  1,003,747
                                                                    =========

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(5) DISTRIBUTION PLAN
The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note
6) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid $9,181 to EVD for the period from the start of business August 2, 1996 to October 31, 1996, representing 0.75% of average daily average net assets. At October 31, 1996, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $642,000.

  In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make monthly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets for any fiscal year. EVD currently expects to pay an Authorized Firm a service fee at the time of sale equal to 0.25% of the purchase price of the shares sold by such Firm and monthly payments of service fees in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such Firm and remaining outstanding for at least one year. For the period from the start of business, August 2, 1996 to October 31, 1996, the Fund paid service fees to EVD of $3,060. Service fee payments are made for personal services and/or maintenance of shareholder accounts. During the first year after a purchase of Fund shares, EVD will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale.

  Certain officers and Trustees of the Fund are officers or directors of EVD.

------------------------------------------------------------------------------
(6) CONTINGENT DEFERRED SALES CHARGE
Shares purchased and redeemed within the first year of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge (CDSC) at a rate of one percent of redemption proceeds, exclusive of all reinvestments and capital appreciation in the account. No contingent deferred sales charge is imposed on exchanges for shares of other funds in the Eaton Vance Classic Group of Funds or Eaton Vance Money Market Fund which are distributed with a contingent deferred sales charge. EVD received $5,750 of CDSC for the period from the start of business, August 2, 1996 to October 31, 1996.

------------------------------------------------------------------------------
(7) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio aggregated $11,028,691 and $667,943, respectively.

                          INDEPENDENT AUDITORS' REPORT
------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND TRUSTEES OF
EATON VANCE MUTUAL FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities of EV Classic Tax-Managed Growth Fund (one of the series constituting Eaton Vance Mutual Funds Trust) as of October 31, 1996, and the related statements of operations and changes in net assets and the financial highlights for the period from the start of business, August 2, 1996, to October 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of EV Classic Tax-Managed Growth Fund series of the Eaton Vance Mutual Funds Trust at October 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the period from the start of business, August 2, 1996, to October 31, 1996, in conformity with generally accepted accounting principles.

                                                    DELOITTE & TOUCHE LLP
BOSTON, MASSACHUSETTS
NOVEMBER 29, 1996

                        --------------------------------
                          TAX-MANAGED GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1996

--------------------------------------------------------------------------
                            COMMON STOCKS - 97.9%
--------------------------------------------------------------------------
NAME OF COMPANY                                SHARES            VALUE
--------------------------------------------------------------------------
ADVERTISING - 0.5%
Interpublic Group of Cos., Inc.                 106,000       $  5,141,000
                                                              ------------
AEROSPACE & DEFENSE - 2.1%
Boeing Co.                                       90,370       $  8,619,039
Raytheon Co.                                    226,544         11,157,292
                                                              ------------
                                                              $ 19,776,331
                                                              ------------
BANKS - 1.0%
BankAmerica Corp.                                20,812       $  1,904,298
Citicorp                                         40,000          3,960,000
First Chicago NBD Corp.                          43,007          2,193,353
Wells Fargo & Co.                                 4,265          1,139,288
                                                              ------------
                                                              $  9,196,939
                                                              ------------
BEVERAGES - 6.4%
Anheuser-Busch Cos., Inc.                       210,260       $  8,095,010
Coca-Cola Co.                                   478,208         24,149,504
PepsiCo, Inc.                                   900,682         26,682,704
                                                              ------------
                                                              $ 58,927,218
                                                              ------------
BROADCAST & CABLE - 0.1%
Cox Communications Inc., Class A*                93,319       $  1,726,402
                                                              ------------

BUILDING MATERIALS - 0.3%
Masco Corp.                                      55,540       $  1,742,567
Stanley Works                                    40,490          1,143,843
                                                              ------------
                                                              $  2,886,410
                                                              ------------
BUSINESS SERVICES - 2.3%
Automatic Data Processing Inc.                  211,040       $  8,784,540
Ecolab Inc.                                     132,620          4,840,630
Electronic Data Systems Corp.                   110,000          4,950,000
Manpower Inc.                                   110,000          3,121,250
                                                              ------------
                                                              $ 21,696,420
                                                              ------------
CHEMICALS - 2.5%
Bayer AG Sponsored ADR                           40,000       $  1,512,548
Dow Chemical Co.                                 25,248          1,963,032
DuPont (E.I.) de Nemours & Co., Inc.             44,800          4,155,200
Monsanto Co.                                    396,680         15,718,445
                                                              ------------
                                                              $ 23,349,225
                                                              ------------
COMMUNICATIONS EQUIPMENT - 2.0%
Ericsson (L.M.) Telephone Co.                    66,000       $  1,823,250
Nokia Corp.                                     280,000         12,985,000
Northern Telecom Ltd.                            55,870          3,638,534
                                                              ------------
                                                              $ 18,446,784
                                                              ------------
COMPUTER SOFTWARE - 1.1%
Microsoft Corp.*                                 20,000       $  2,745,000
Oracle Systems Corp.*                           180,000          7,616,250
                                                              ------------
                                                              $ 10,361,250
                                                              ------------
COMPUTER & BUSINESS EQUIPMENT - 5.1%
Bay Networks, Inc.*                             200,000       $  4,050,000
Cisco Systems, Inc.*                             75,000          4,640,624
Digital Equipment Corp.*                         41,620          1,227,790
Hewlett-Packard Co.                             481,928         21,265,073
Imation Corp.*                                    2,628             71,942
International Business Machines Corp.            67,921          8,761,809
Xerox Corp.                                     160,000          7,420,000
                                                              ------------
                                                              $ 47,437,238
                                                              ------------
CONTAINERS & PACKAGING - 0.5%
Crown Cork & Seal Co., Inc.                     100,000       $  4,800,000
                                                              ------------

DISTRIBUTION - 0.5%
Super Valu Stores Inc.                           51,506       $  1,532,304
Sysco Corp.                                     107,760          3,663,840
                                                              ------------
                                                              $  5,196,144
                                                              ------------
DRUGS - 10.0%
Astra AB-Series A                               420,000       $ 19,321,973
Astra AB-ADR Series B                            60,000          2,741,994
Bristol-Myers Squibb Co.                         56,860          6,012,945
Elan Corp., PLC (ADRs)*                         300,000          8,325,000
Genentech, Inc.*                                 34,000          1,831,750
Merck & Co., Inc.                               239,075         17,721,434
Pfizer Inc.                                     290,752         24,059,728
Schering-Plough Corp.                           128,120          8,199,680
Smithkline Beecham PLC                           37,520          2,349,690
Warner-Lambert Co.                               51,644          3,285,850
                                                              ------------
                                                              $ 93,850,044
                                                              ------------
ELECTRIC UTILITIES - 0.1%
Citizen's Utilities Co., Class A*                55,411       $    602,595
                                                              ------------

ELECTRICAL EQUIPMENT - 2.0%
AMP Inc.                                        112,460       $  3,809,582
Emerson Electric Co.                             75,474          6,717,186
General Electric Co.                             74,114          7,170,530
Lincoln Electric Co.                             19,700            546,675
Lincoln Electric Co. Class A                     19,700            541,750
                                                              ------------
                                                              $ 18,785,723
                                                              ------------
ELECTRICAL - SEMICONDUCTORS - 6.5%
Intel Corp.                                     505,796       $ 55,574,335
Texas Instruments Inc.                           84,390          4,061,269
                                                              ------------
                                                              $ 59,635,604
                                                              ------------
ENGINEERING & CONSTRUCTION - 0.1%
Gilbert Associates Inc. Class A                  78,125       $  1,015,625
                                                              ------------

ENTERTAINMENT - 0.2%
Disney (Walt) Co.                                29,000       $  1,910,375
                                                              ------------

ENVIRONMENTAL SERVICES - 0.3%
WMX Technologies, Inc.                           77,930       $  2,678,844
                                                              ------------

FINANCIAL - MISCELLANEOUS - 2.1%
American Express Co.                             56,798       $  2,669,506
Federal National Mortgage Association           303,820         11,886,958
MGIC Investment Corp.                            75,000          5,146,875
                                                              ------------
                                                              $ 19,703,339
                                                              ------------
FOOD - 1.6%
Pioneer Hi-Bred International, Inc.              87,000       $  5,839,875
Earthgrains Co.                                   4,204            222,812
McCormick & Co., Inc., Non-voting               375,208          9,051,893
                                                              ------------
                                                              $ 15,114,580
                                                              ------------
HEALTH SERVICES - 0.7%
Columbia/HCA Healthcare Corp.                   180,000       $  6,435,000
Medpartners, Inc.*                               17,696            373,828
                                                              ------------
                                                              $  6,808,828
                                                              ------------
HOUSEHOLD PRODUCTS - 3.5%
Colgate-Palmolive Co.                            21,826       $  2,007,991
Duracell International Inc.                     100,000          6,675,000
Kimberly-Clark Corp.                             57,310          5,344,158
Procter & Gamble Co.                            170,800         16,909,200
Rubbermaid Inc.                                  78,920          1,834,890
                                                              ------------
                                                              $ 32,771,239
                                                              ------------
INDUSTRIAL EQUIPMENT - 3.0%
Dover Corp.                                     164,580       $  8,455,297
General Signal Corp.                             68,600          2,795,450
Goulds Pumps, Inc.                              110,539          2,556,214
Illinois Tool Works Inc.                         10,000            702,500
Parker-Hannifin Corp.                            76,099          2,882,250
Tecumseh Products Co. Class A                   167,090          9,398,813
Tecumseh Products Co. Class B                    18,320            980,120
                                                              ------------
                                                              $ 27,770,644
                                                              ------------
INFORMATION SERVICES - 3.3%
Dun & Bradstreet Corp.                          137,006       $  7,929,222
Reuters Holdings PLC, ADR                       310,090         23,062,944
                                                              ------------
                                                              $ 30,992,166
                                                              ------------
INSURANCE - 7.4%
American International Group, Inc.              206,633       $ 22,445,510
Chubb Corp.                                     101,050          5,052,500
General Re Corp.                                112,446         16,557,671
Highlands Insurance Group*                        5,070            100,133
Kansas City Life Insurance Co.                   35,400          1,982,400
Marsh & McLennan Cos., Inc.                      62,172          6,473,660
Progressive Corp. (The)                          50,000          3,437,500
Providian Corp.                                  46,794          2,199,318
Provident Companies Inc.                         18,789            697,542
Seafield Capital Corp.                           35,960          1,269,838
St. Paul Cos., Inc.                             130,280          7,083,975
Torchmark Corp.                                  31,425          1,520,184
                                                              ------------
                                                              $ 68,820,231
                                                              ------------
MEDICAL PRODUCTS - 6.6%
Abbott Laboratories                              80,000       $  4,050,000
Bausch & Lomb Inc.                              145,574          4,913,121
Baxter International, Inc.                      170,828          7,110,716
Boston Scientific Corp.*                        255,000         13,865,625
Johnson & Johnson                               449,040         22,115,220
Medtronic, Inc.                                  72,000          4,635,000
Sofamor Danek Group, Inc.*                      173,000          4,757,500
                                                              ------------
                                                              $ 61,447,182
                                                              ------------
METALS - 0.6%
Inco Ltd.                                       124,000       $  3,937,000
Nucor Corp.                                      40,000          1,895,000
                                                              ------------
                                                              $  5,832,000
                                                              ------------
NATURAL GAS UTILITIES - 0.4%
Enron Oil & Gas Co.                             100,000       $  2,575,000
Sonat, Inc.                                      27,200          1,339,600
                                                              ------------
                                                              $  3,914,600
                                                              ------------
OIL & GAS - EXPLORATION & PRODUCTION - 2.2%
Anadarko Petroleum Corp.                        161,000       $ 10,243,625
Apache Corp.                                     66,440          2,358,626
Louisiana Land & Exploration Corp.               25,000          1,421,875
Triton Energy Ltd.*                             100,000          4,462,500
Union Pacific Resources Group, Inc.              79,796          2,194,386
                                                              ------------
                                                              $ 20,681,012
                                                              ------------
OIL & GAS - EQUIPMENT & SERVICES - 2.5%
Baker Hughes, Inc.                               39,234       $  1,397,711
Dresser Industries, Inc.                         79,800          2,623,425
Halliburton Co.                                  50,700          2,870,888
Schlumberger Ltd.                               168,393         16,691,956
                                                              ------------
                                                              $ 23,583,980
                                                              ------------
OIL & GAS - INTEGRATED - 3.1%
Amoco Corp.                                      47,928       $  3,630,546
Atlantic Richfield Co.                           20,883          2,766,998
Chevron Corp.                                    55,600          3,655,700
Exxon Corp.                                     100,704          8,924,892
Mobil Corp.                                      74,333          8,678,378
Murphy Oil Corp.                                 29,700          1,466,437
                                                              ------------
                                                              $ 29,122,951
                                                              ------------
PAPER & FOREST PRODUCTS - 1.0%
Allegiance Corp.*                                22,661       $    424,894
Champion International Corp.                     41,484          1,804,554
Union Camp Corp.                                 80,309          3,915,064
Weyerhaeuser Co.                                 61,630          2,827,276
                                                              ------------
                                                              $  8,971,788
                                                              ------------
PHOTOGRAPHY - 1.0%
Eastman Kodak Co.                               122,181       $  9,743,935
                                                              ------------

PRINTING & BUSINESS FORMS - 1.1%
American Business Products Inc. GA              146,497       $  3,259,558
Bowne & Co. Inc.                                 91,770          2,145,124
Deluxe Corp.                                     57,150          1,864,519
Donnelley, (R.R.) & Sons Co.                     47,896          1,454,841
Harland, (John H.) Co.                           51,540          1,604,183
Moore Corp., Ltd.                                19,075            386,268
                                                              ------------
                                                              $ 10,714,493
                                                              ------------
PUBLISHING - 2.7%
Gannett Co., Inc.                               130,450       $  9,897,894
Harcourt General, Inc.                           90,000          4,477,500
Houghton Mifflin Co.                             63,700          3,161,113
McGraw-Hill Inc.                                 25,608          1,200,375
Times Mirror Co. Class A                        151,670          7,014,737
                                                              ------------
                                                              $ 25,751,619
                                                              ------------
RESTAURANTS - 0.7%
McDonald's Corp.                                143,100       $  6,350,063
                                                              ------------
RETAIL - GENERAL - 0.8%
Wal-Mart Stores, Inc.                           274,390       $  7,305,634
                                                              ------------
RETAIL - FOOD & DRUG - 0.6%
Albertson's, Inc.                               156,048       $  5,364,150
                                                              ------------

RETAIL - SPECIALTY & APPAREL - 2.5%
Home Depot, Inc. (The)                          255,000       $ 13,961,250
Toys 'R' Us, Inc.*                              287,075          9,724,666
                                                              ------------
                                                              $ 23,685,916
                                                              ------------
SPECIALTY - CHEMICALS & MATERIALS - 6.1%
Corning Inc.                                    100,000       $  3,875,000
Dexter Corp.                                     47,829          1,482,697
Dionex Corp.*                                   181,070          6,925,928
Great Lakes Chemical Corp.                       68,720          3,582,030
International Flavors & Fragrances, Inc.        148,101          6,127,679
International Specialty Products Inc.*           59,000            641,625
Loctite Corp.                                   177,167         10,386,415
Memtec Ltd. Sponsored ADR                        77,500          2,644,688
Millipore Corp.                                 151,440          5,300,400
Minnesota Mining & Manufacturing Co.             26,288          2,014,318
Nalco Chemical Co.                              196,020          7,130,228
Sealed Air Corp.*                               180,000          6,997,500
                                                              ------------
                                                              $ 57,108,508
                                                              ------------
TOBACCO - 0.0%
Schweitzer-Mauduit International Inc.             5,731       $    176,228
                                                              ------------
TRANSPORTATION - 0.8%
CSX Corp.                                        15,270       $    658,519
Flightsafety International, Ltd.                 35,000          1,728,125
Union Pacific Corp.                              94,210          5,287,536
                                                              ------------
                                                              $  7,674,180
                                                              ------------
    TOTAL COMMON STOCKS
      (IDENTIFIED COST, $237,105,867)                         $916,829,437
                                                              ------------
--------------------------------------------------------------------------
                        SHORT-TERM OBLIGATIONS - 2.1%
--------------------------------------------------------------------------
NAME OF COMPANY                            FACE AMOUNT         VALUE
--------------------------------------------------------------------------
Ford Motor Credit Company,
  5.35%, due 11/6/96                         $10,000,000      $  9,992,570
Prudential Funding Corporation,
  5.60%, due 11/1/96                           9,626,000         9,626,000
                                                              ------------
TOTAL SHORT-TERM OBLIGATIONS,
  AT AMORTIZED COST                                           $ 19,618,570
                                                              ------------
TOTAL INVESTMENTS (IDENTIFIED COST,
  $256,724,437) - 100%                                        $936,448,007
OTHER ASSETS, LESS LIABILITIES - 0.0%                              351,563
                                                              ------------
NET ASSETS - 100%                                             $936,799,570
                                                              ============
*Non-income producing security.

                      See notes to financial statements

                        --------------------------------
                              FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------
                               October 31, 1996
----------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
    $256,724,437)                                               $936,448,007
  Cash                                                                30,274
  Receivable for investments sold                                    504,059
  Dividends receivable                                               572,932
  Deferred organization expenses (Note 1C)                             8,879
  Other assets                                                        64,669
                                                                ------------
      Total assets                                              $937,628,820
LIABILITIES:
  Payable for investments purchased                   $798,425
  Payable to affiliate --
    Trustees' fees (Note 2)                              1,406
  Accrued expenses                                      29,419
                                                      --------
      Total liabilities                                              829,250
                                                                ------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO       $936,799,570
                                                                ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
    withdrawals                                                 $257,075,830
  Unrealized appreciation of investments (computed
    on the basis of identified cost)                             679,723,740
                                                                ------------
      Total                                                     $936,799,570
                                                                ============

                      See notes to financial statements

                           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the period from the start of business, December 1, 1995, to October 31, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Income --
    Dividends (net of foreign withholding taxes of $25,573)         $ 4,931,924
    Interest                                                            442,263
                                                                    -----------
        Total income                                                $ 5,374,187
  Expenses --
    Investment adviser fee (Note 2)                 $ 2,116,576
    Compensation of Trustees not members of the
      Investment Adviser's organization (Note 2)          9,500
    Custodian fee                                       125,097
    Legal and accounting services                         1,200
    Amortization of organization expenses (Note 1C)       2,007
    Miscellaneous                                        15,099
                                                    -----------
        Total expenses                                                2,269,479
                                                                    -----------
          Net investment income                                     $ 3,104,708
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments, computed on
    the basis of identified cost                    $ 9,582,500
  Unrealized appreciation of investments             70,637,961
                                                    -----------
        Net realized and unrealized gain on
          investments                                                80,220,461
                                                                    -----------
          Net increase in net assets from operations                $83,325,169
                                                                    ===========

                      See notes to financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the period from the start of business, December 1, 1995, to October 31, 1996
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
  From operations --
    Net investment income                                        $  3,104,708
    Net realized gain on investments                                9,582,500
    Unrealized appreciation of investments                         70,637,961
                                                                 ------------
      Net increase in net assets from operations                 $ 83,325,169
                                                                 ------------
  Capital transactions --
    Contributions                                                $871,076,582
    Withdrawals                                                   (17,702,191)
                                                                 ------------
      Increase in net assets from capital transactions           $853,374,391
                                                                 ------------
        Total increase in net assets                             $936,699,560

NET ASSETS:
  At beginning of period                                              100,010
                                                                 ------------
  At end of period                                               $936,799,570
                                                                 ============




--------------------------------------------------------------------------------
                              SUPPLEMENTARY DATA
--------------------------------------------------------------------------------
For the period from the start of business, December 1, 1995, to October 31, 1996
--------------------------------------------------------------------------------
RATIOS (AS A PERCENTAGE OF NET ASSETS):
  Expenses                                                               0.66%+
  Net investment income                                                  0.91%+
PORTFOLIO TURNOVER                                                          6%
AVERAGE COMMISSION RATE PAID(1)                                        $0.0585
  + Annualized.
(1) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged.

                      See notes to financial statements

                        --------------------------------
                         NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
Tax-Managed Growth Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on December 1, 1995, seeks to provide long-term after-tax returns by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. Investment operations began on December 1, 1995, with the acquisition of investments with a value of $115,586,248, including unrealized appreciation of $96,618,064, in exchange for an interest in the Portfolio by one of the Portfolio's investors. During the period, additional investors contributed securities with a value of $639,241,121, including unrealized appreciation of $512,467,715. The following is a summary of the significant accounting policies followed by the Portfolio in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME TAXES -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

C. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization, are being amortized on the straight-line basis over five years.

D. FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

F. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

-------------------------------------------------------------------------------
(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee of 5/96 of 1% (0.625% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the period from the start of business, December 1, 1995, to October 31, 1996 the adviser fee was 0.618% of the Portfolio's average net assets (annualized). Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended October 31, 1996, no significant amounts have been deferred. Certain of the officers and Trustees of the Portfolio are officers or directors/trustees of the above organizations.

-------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
Purchases and sales of investments, other than short-term obligations, aggregated $119,106,410 and $20,535,675, respectively.

-------------------------------------------------------------------------------
(4) FEDERAL INCOME TAX BASIS OF INVESTMENT
The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $256,724,437
                                                                   ============
Gross unrealized appreciation                                      $682,343,179
Gross unrealized depreciation                                         2,619,609
                                                                   ------------
  Net unrealized appreciation                                      $679,723,570
                                                                   ============

-------------------------------------------------------------------------------
(5) FINANCIAL INSTRUMENTS
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

  The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  The Portfolio did not have any open obligations under these financial instruments at October 31, 1996.

-------------------------------------------------------------------------------
(6) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a bank. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at the bank's base rate or an amount above either the bank's adjusted certificate of deposit rate, a Eurodollar rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the average daily amount of the unused portion of the facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.

                         INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
TO THE TRUSTEES AND INVESTORS OF
TAX-MANAGED GROWTH PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Tax-Managed Growth Portfolio as of October 31, 1996, the related statements of operations, changes in net assets, and the supplementary data for the period from the start of business, December 1, 1995, to October 31, 1996. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Tax-Managed Growth Portfolio as of October 31, 1996, the results of its operations, the changes in its net assets and its supplementary data for the period from the start of business, December 1, 1995, to October 31, 1996, in conformity with generally accepted accounting principles.

                                                     DELOITTE & TOUCHE LLP
BOSTON, MASSACHUSETTS
NOVEMBER 29, 1996

                       ---------------------------------
                              INVESTMENT MANAGEMENT

EV CLASSIC        OFFICERS               INDEPENDENT TRUSTEES
TAX-MANAGED
GROWTH FUND       M. DOZIER GARDNER      DONALD R. DWIGHT
24 Federal Street President, Trustee     President, Dwight Partners, Inc.
Boston, MA 02110                         Chairman, Newspapers of New England,
                  JAMES B. HAWKES        Inc.
                  Vice President,
                  Trustee                SAMUEL L. HAYES, III
                                         Jacob H. Schiff Professor of
                  H. DAY BRIGHAM, JR.    Investment Banking, Harvard University
                  Vice President         Graduate School of Business
                                         Administration
                  WILLIAM H. AHERN, JR.
                  Vice President         NORTON H. REAMER
                                         President and Director, United Asset
                  MICHAEL B. TERRY       Management Corporation
                  Vice President
                                         JOHN L. THORNDIKE
                  JAMES L. O'CONNOR      Director, Fiduciary Company
                  Treasurer              Incorporated

                  THOMAS OTIS            JACK L. TREYNOR
                  Secretary              Investment Adviser and Consultant

                  ------------------------------------------------------------

TAX-MANAGED       OFFICERS             INDEPENDENT TRUSTEES
GROWTH PORTFOLIO
24 Federal Street LANDON T. CLAY       DONALD R. DWIGHT
Boston, MA 02110  President, Trustee   President, Dwight Partners, Inc.
                                       Chairman, Newspapers of New England, Inc.
                  JAMES B. HAWKES
                  Vice President       SAMUEL L. HAYES, III
                                       Jacob H. Schiff Professor of
                  DUNCAN W. RICHARDSON Investment Banking, Harvard University
                  Vice President and   Graduate School of Business
                  Portfolio Manager    Administration

                                       NORTON H. REAMER
                  JAMES L. O'CONNOR    President and Director, United Asset
                  Treasurer            Management Corporation

                  THOMAS OTIS          JOHN L. THORNDIKE
                  Secretary            Director, Fiduciary Company Incorporated

                                       JACK L. TREYNOR
                                       Investment Adviser and Consultant